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                                                                   EXHIBIT 23(A)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Movado Group, Inc. of our report dated April 2, 1996 appearing on page F-1 of the Annual Report on Form 10-K for the fiscal year ended January 31, 1996

                                          /s/ PRICE WATERHOUSE LLP

                                          PRICE WATERHOUSE LLP
                                          New York, New York
                                          September 19, 1996